EXHIBIT 99.1


                                       Price/Yield Table - Class A-2

----------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2005-C1                             Initial Balance:     419,364,000
Settlement Date:           02/23/05                                      Initial Pass-Through Rate:4.346%
Accrual Start Date:        02/01/05
First Pay Date:            03/10/05
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4
---------------------------------------------------------------------------------------
Extension Months               0               6               12               6
Extension %                  0.00%           50.00%          100.00%          50.00%
During YM                    0.00%           0.00%            0.00%           4.00%
During Penalty               0.00%           0.00%            0.00%           25.00%
During Open                  0.00%           0.00%            0.00%           65.00%
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4
---------------------------------------------------------------------------------------
     100.00000000            4.36             4.36            4.36             4.36
     100.06250000            4.35             4.35            4.35             4.35
     100.12500000            4.33             4.33            4.34             4.33
     100.18750000            4.32             4.32            4.33             4.32
     100.25000000            4.30             4.31            4.31             4.31
     100.31250000            4.29             4.29            4.30             4.29
     100.37500000            4.27             4.28            4.29             4.28
     100.43750000            4.26             4.26            4.28             4.26
     100.50000000            4.24             4.25            4.27             4.25
     100.56250000            4.23             4.24            4.25             4.23
     100.62500000            4.21             4.22            4.24             4.22
     100.68750000            4.20             4.21            4.23             4.21
     100.75000000            4.19             4.19            4.22             4.19
     100.81250000            4.17             4.18            4.20             4.18
     100.87500000            4.16             4.17            4.19             4.16
     100.93750000            4.14             4.15            4.18             4.15
     101.00000000            4.13             4.14            4.17             4.13
WAL (yrs)                    4.85             5.09            5.82             4.91
Mod Dur                      4.28             4.48            5.04             4.34
First Prin Pay            11/10/2009       11/10/2009      11/10/2009       6/10/2009
Maturity                   2/10/2010       12/10/2010       2/10/2011       8/10/2010
Swap spread                   16               13               8               16
-------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                           Assumptions                                                Treasury Curve as of
------------------------------------------------------------------        ---------------------------------------------
1% Cleanup Call is Not Exercised                                               Term (Yrs)            Yield (BEY%)
--------------------------------                                          ---------------------------------------------
Initial Balance is as of February 2005                                            1/12                  3.261%
Prepay Rates are a Constant % of CPR                                               1/4                  3.261%
100% of All Prepayment Premiums are assumed to be collected                        1/2                  3.261%
Prepayment Premiums are allocated to one or more classes                            2                   3.261%
of the offered certificates as described under "Description
  of the Certificates-Distributions-                                                3                   3.401%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                 5                   3.729%
No Extensions on any Mortgage Loan                                                 10                   4.200%
No Delinquencies on any Mortgage Loan                                              30                   4.668%
No Defaults on any Mortgage Loan
-----------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                                       Price/Yield Table - Class A-2

----------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2005-C1                             Initial Balance:     419,364,000
Settlement Date:           02/23/05                                      Initial Pass-Through Rate:4.346%
Accrual Start Date:        02/01/05
First Pay Date:            03/10/05
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4
--------------------------------------------------------------------------------------
Extension Months               0               6               12               6
Extension %                  0.00%           50.00%          100.00%          50.00%
During YM                    0.00%           0.00%            0.00%           4.00%
During Penalty               0.00%           0.00%            0.00%           25.00%
During Open                  0.00%           0.00%            0.00%           65.00%
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4
--------------------------------------------------------------------------------------
     100.00000000            4.36             4.36            4.36             4.36
     100.06250000            4.35             4.35            4.35             4.35
     100.12500000            4.33             4.33            4.34             4.33
     100.18750000            4.32             4.32            4.33             4.32
     100.25000000            4.30             4.31            4.31             4.31
     100.31250000            4.29             4.29            4.30             4.29
     100.37500000            4.27             4.28            4.29             4.28
     100.43750000            4.26             4.26            4.28             4.26
     100.50000000            4.24             4.25            4.27             4.25
     100.56250000            4.23             4.24            4.25             4.23
     100.62500000            4.21             4.22            4.24             4.22
     100.68750000            4.20             4.21            4.23             4.21
     100.75000000            4.19             4.19            4.22             4.19
     100.81250000            4.17             4.18            4.20             4.18
     100.87500000            4.16             4.17            4.19             4.16
     100.93750000            4.14             4.15            4.18             4.15
     101.00000000            4.13             4.14            4.17             4.13
WAL (yrs)                    4.85             5.09            5.82             4.91
Mod Dur                      4.28             4.48            5.04             4.34
First Prin Pay            11/10/2009       11/10/2009      11/10/2009       6/10/2009
Maturity                   2/10/2010       12/10/2010       2/10/2011       8/10/2010
Swap spread                   16               13               8               16
--------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                              Treasury Curve as of
--------------------------------------------------------------------                   ---------------------------------------------
1% Cleanup Call is Not Exercised                                                            Term (Yrs)            Yield (BEY%)
--------------------------------                                                       ---------------------------------------------
Initial Balance is as of February 2005                                                         1/12                  3.261%
Prepay Rates are a Constant % of CPR                                                            1/4                  3.261%
100% of All Prepayment Premiums are assumed to be collected                                     1/2                  3.261%
Prepayment Premiums are allocated to one or more classes                                         2                   3.261%
of the offered certificates as described under "Description of the
  Certificates-Distributions-                                                                    3                   3.401%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                              5                   3.729%
No Extensions on any Mortgage Loan                                                              10                   4.200%
No Delinquencies on any Mortgage Loan                                                           30                   4.668%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       Price/Yield Table - Class A-2

----------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2005-C1                             Initial Balance:     419,364,000
Settlement Date:           02/23/05                                      Initial Pass-Through Rate:4.346%
Accrual Start Date:        02/01/05
First Pay Date:            03/10/05
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4
--------------------------------------------------------------------------------------
Extension Months               0               6               12               6
Extension %                  0.00%           50.00%          100.00%          50.00%
During YM                    0.00%           0.00%            0.00%           4.00%
During Penalty               0.00%           0.00%            0.00%           25.00%
During Open                  0.00%           0.00%            0.00%           65.00%
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4
--------------------------------------------------------------------------------------
     100.00000000            4.36             4.36            4.36             4.36
     100.06250000            4.35             4.35            4.35             4.35
     100.12500000            4.33             4.33            4.34             4.33
     100.18750000            4.32             4.32            4.33             4.32
     100.25000000            4.30             4.31            4.31             4.31
     100.31250000            4.29             4.29            4.30             4.29
     100.37500000            4.27             4.28            4.29             4.28
     100.43750000            4.26             4.26            4.28             4.26
     100.50000000            4.24             4.25            4.27             4.25
     100.56250000            4.23             4.24            4.25             4.23
     100.62500000            4.21             4.22            4.24             4.22
     100.68750000            4.20             4.21            4.23             4.21
     100.75000000            4.19             4.19            4.22             4.19
     100.81250000            4.17             4.18            4.20             4.18
     100.87500000            4.16             4.17            4.19             4.16
     100.93750000            4.14             4.15            4.18             4.15
     101.00000000            4.13             4.14            4.17             4.13
WAL (yrs)                    4.85             5.09            5.82             4.91
Mod Dur                      4.28             4.48            5.04             4.34
First Prin Pay            11/10/2009       11/10/2009      11/10/2009       6/10/2009
Maturity                   2/10/2010       12/10/2010       2/10/2011       8/10/2010
Yield Spread                  54               51              46               53
--------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                              Assumptions                                                    Treasury Curve as of
-----------------------------------------------------------------                   -------------------------------------
1% Cleanup Call is Not Exercised                                                       Term (Yrs)            Yield (BEY%)
--------------------------------                                                    -------------------------------------
Initial Balance is as of February 2005                                                    1/12                  3.261%
Prepay Rates are a Constant % of CPR                                                       1/4                  3.261%
100% of All Prepayment Premiums are assumed to be collected                                1/2                  3.261%
Prepayment Premiums are allocated to one or more classes                                    2                   3.261%
of the offered certificates as described under "Description of the
  Certificates-Distributions-                                                               3                   3.401%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                         5                   3.729%
No Extensions on any Mortgage Loan                                                         10                   4.200%
No Delinquencies on any Mortgage Loan                                                      30                   4.668%
No Defaults on any Mortgage Loan
-------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          Price/Yield Table - Class XP

-------------------------------------------------------------------------------------
Security ID:         GECMC Series 2005-C1      Initial Balance:         1,656,689,000
Settlement Date:       02/23/05                Initial Pass-Through Rat       0.5275%
Accrual Start Date:    02/01/05
First Pay Date:        03/10/05
-------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Prepayment (CPR)      Scenario 1    Scenario 2   Scenario 3   Scenario 4     Scenario 5
---------------------------------------------------------------------------------------

During YM                0.00%         0.00%        0.00%        0.00%          0.00%
During Penalty           0.00%         0.00%        0.00%        0.00%          0.00%
During Open              0.00%        25.00%       50.00%       75.00%        100.00%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                      Scenario 1    Scenario 2   Scenario 3   Scenario 4     Scenario 5
---------------------------------------------------------------------------------------
    2.568160000          5.99          5.99         5.99         5.99           5.99
    2.583780000          5.77          5.77         5.77         5.77           5.77
    2.599410000          5.55          5.55         5.55         5.55           5.55
    2.615030000          5.33          5.33         5.33         5.33           5.33
    2.630660000          5.11          5.11         5.11         5.11           5.11
    2.646280000          4.89          4.89         4.89         4.89           4.89
    2.661910000          4.68          4.68         4.68         4.68           4.68
    2.677530000          4.47          4.47         4.47         4.47           4.47
    2.693160000          4.26          4.26         4.26         4.26           4.26
    2.708790000          4.05          4.05         4.05         4.05           4.05
    2.724410000          3.84          3.84         3.84         3.84           3.84
    2.740040000          3.64          3.64         3.64         3.64           3.64
    2.755660000          3.43          3.43         3.43         3.43           3.43
    2.771290000          3.23          3.23         3.23         3.23           3.23
    2.786910000          3.03          3.03         3.03         3.03           3.03
    2.802540000          2.84          2.84         2.84         2.84           2.84
    2.818160000          2.64          2.64         2.64         2.64           2.64
WAL (yrs)                5.28          5.28         5.28         5.28           5.28
Mod Dur                  2.74          2.74         2.74         2.74           2.74
First Prin Pay         2/10/2006    2/10/2006    2/10/2006    2/10/2006      2/10/2006
Maturity               2/10/2012    2/10/2012    2/10/2012    2/10/2012      2/10/2012
Yield Spread              50            50           50           50             50
---------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
           Assumptions                                                               Treasury Curve as of
----------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Exercised                                                 Term (Yrs)             Yield (BEY%)
----------------------------                                                 ----------             ------------
Initial Balance is as of February 2005                                          1/12                  3.2611%
Prepay Rates are a Constant % of CPR                                            1/4                   3.2611%
100% of All Prepayment Premiums are assumed to be collected                     1/2                   3.2611%
Prepayment Premiums are allocated to one or more classes                         2                    3.2611%
of the offered certificates as described under "Description of the
Certificates-Distributions-                                                      3                    3.4005%
Distributions of Prepayment Premiums" in the Prospectus Supplement.              5                    3.7291%
No Extensions on any Mortgage Loan                                               10                   4.2003%
No Delinquencies on any Mortgage Loan                                            30                   4.6678%
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          Price/Yield Table - Class XP

-------------------------------------------------------------------------------------------
Security ID:         GECMC Series 2005-C1        Initial Balance:             1,656,689,000
Settlement Date:       02/23/05                  Initial Pass-Through Rat           0.5275%
Accrual Start Date:    02/01/05
First Pay Date:        03/10/05
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Prepayment (CPR)      Scenario 1    Scenario 2   Scenario 3   Scenario 4     Scenario 5
---------------------------------------------------------------------------------------

During YM                0.00%        25.00%       50.00%       75.00%        100.00%
During Penalty           0.00%        25.00%       50.00%       75.00%        100.00%
During Open              0.00%        25.00%       50.00%       75.00%        100.00%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                      Scenario 1    Scenario 2   Scenario 3   Scenario 4     Scenario 5
---------------------------------------------------------------------------------------
    2.568160000          5.99          5.99         5.99         5.99           5.99
    2.583780000          5.77          5.77         5.77         5.77           5.77
    2.599410000          5.55          5.55         5.55         5.55           5.55
    2.615030000          5.33          5.33         5.33         5.33           5.33
    2.630660000          5.11          5.11         5.11         5.11           5.11
    2.646280000          4.89          4.89         4.89         4.89           4.89
    2.661910000          4.68          4.68         4.68         4.68           4.68
    2.677530000          4.47          4.47         4.47         4.47           4.47
    2.693160000          4.26          4.26         4.26         4.26           4.26
    2.708790000          4.05          4.05         4.05         4.05           4.05
    2.724410000          3.84          3.84         3.84         3.84           3.84
    2.740040000          3.64          3.64         3.64         3.64           3.64
    2.755660000          3.43          3.43         3.43         3.43           3.43
    2.771290000          3.23          3.23         3.23         3.23           3.23
    2.786910000          3.03          3.03         3.03         3.03           3.03
    2.802540000          2.84          2.84         2.84         2.84           2.84
    2.818160000          2.64          2.64         2.64         2.64           2.64
WAL (yrs)                5.28          5.28         5.28         5.28           5.28
Mod Dur                  2.74          2.74         2.74         2.74           2.74
First Prin Pay         2/10/2006    2/10/2006    2/10/2006    2/10/2006      2/10/2006
Maturity               2/10/2012    2/10/2012    2/10/2012    2/10/2012      2/10/2012
Yield Spread              50            50           50           50             50
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
           Assumptions                                                             Treasury Curve as of
--------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Exercised                                               Term (Yrs)             Yield (BEY%)
----------------------------                                               ----------             ------------
Initial Balance is as of February 2005                                        1/12                  3.2611%
Prepay Rates are a Constant % of CPR                                          1/4                   3.2611%
100% of All Prepayment Premiums are assumed to be collected                   1/2                   3.2611%
Prepayment Premiums are allocated to one or more classes                       2                    3.2611%
of the offered certificates as described under "Description of the
Certificates-Distributions-                                                    3                    3.4005%
Distributions of Prepayment Premiums" in the Prospectus Supplement.            5                    3.7291%
No Extensions on any Mortgage Loan                                             10                   4.2003%
No Delinquencies on any Mortgage Loan                                          30                   4.6678%
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          Price/Yield Table - Class XP

-------------------------------------------------------------------------------------------------------------
Security ID:          GECMC Series 2005-C1                         Initial Balance:             1,656,689,000
Settlement Date:         02/23/05                                  Initial Pass-Through Rate          0.5275%
Accrual Start Date:      02/01/05
First Pay Date:          03/10/05
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)        Scenario 1  Scenario 2  Scenario 3  Scenario 4  Scenario 5  Scenario 6  Scenario 7  Scenario 8  Scenario 9
----------------------------------------------------------------------------------------------------------------------------------

During YM                 0.00%       0.00%       0.00%       0.00%        0.00%      0.00%       0.00%       0.00%       0.00%
During Open              100.00%     100.00%     100.00%     100.00%      100.00%    100.00%     100.00%     100.00%     100.00%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Defualt (CDR)           Scenario 1  Scenario 2  Scenario 3  Scenario 4  Scenario 5  Scenario 6  Scenario 7  Scenario 8  Scenario 9
----------------------------------------------------------------------------------------------------------------------------------

Default Rate              0.00%       1.00%       2.00%       3.00%        4.00%      5.00%       6.00%       7.00%       8.00%
Loss Severity             0.00%       35.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%
Lag (months)                0           12          12          12          12          12          12          12          12
Default Starting in Month   0           1           1           1            1          1           1           1           1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                        Scenario 1  Scenario 2  Scenario 3  Scenario 4  Scenario 5  Scenario 6  Scenario 7  Scenario 8  Scenario 9
----------------------------------------------------------------------------------------------------------------------------------
     2.568160000           5.99        5.99        5.99        5.99        5.99        5.99        5.99        5.65        5.08
     2.583780000           5.77        5.77        5.77        5.77        5.77        5.77        5.77        5.43        4.86
     2.599410000           5.55        5.55        5.55        5.55        5.55        5.55        5.55        5.20        4.64
     2.615030000           5.33        5.33        5.33        5.33        5.33        5.33        5.33        4.98        4.41
     2.630660000           5.11        5.11        5.11        5.11        5.11        5.11        5.11        4.76        4.20
     2.646280000           4.89        4.89        4.89        4.89        4.89        4.89        4.89        4.55        3.98
     2.661910000           4.68        4.68        4.68        4.68        4.68        4.68        4.68        4.33        3.76
     2.677530000           4.47        4.47        4.47        4.47        4.47        4.47        4.47        4.12        3.55
     2.693160000           4.26        4.26        4.26        4.26        4.26        4.26        4.26        3.91        3.34
     2.708790000           4.05        4.05        4.05        4.05        4.05        4.05        4.05        3.70        3.13
     2.724410000           3.84        3.84        3.84        3.84        3.84        3.84        3.84        3.50        2.93
     2.740040000           3.64        3.64        3.64        3.64        3.64        3.64        3.64        3.29        2.72
     2.755660000           3.43        3.43        3.43        3.43        3.43        3.43        3.43        3.09        2.52
     2.771290000           3.23        3.23        3.23        3.23        3.23        3.23        3.23        2.89        2.32
     2.786910000           3.03        3.03        3.03        3.03        3.03        3.03        3.03        2.69        2.12
     2.802540000           2.84        2.84        2.84        2.84        2.84        2.84        2.84        2.49        1.92
     2.818160000           2.64        2.64        2.64        2.64        2.64        2.64        2.64        2.30        1.73
WAL (yrs)                  5.28        5.28        5.28        5.28        5.28        5.28        5.28        5.22        5.13
Mod Dur                   2.741       2.741       2.741       2.741        2.741      2.741       2.741       2.738       2.736
First Prin Pay          2/10/2006   2/10/2006   2/10/2006   2/10/2006    2/10/2006  2/10/2006   2/10/2006   2/10/2006   2/10/2006
Maturity                2/10/2012   2/10/2012   2/10/2012   2/10/2012    2/10/2012  2/10/2012   2/10/2012   2/10/2012   2/10/2012
Yield Spread                50          50          50          50          50          50          50          16         -40
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
         Assumptions                                                           Treasury Curve as of
----------------------------------------------------------------------------------------------------------
1% Cleanup Call is Exercised                                              Term (Yrs)          Yield (BEY%)
----------------------------                                              ----------          ------------
Initial Balance is as of February 2005                                       1/12                3.261%
Prepay Rates are a Constant % of CPR                                         1/4                 3.261%
100% of All Prepayment Premiums are assumed to be collected                  1/2                 3.261%
Prepayment Premiums are allocated to one or more classes                      2                  3.261%
of the offered certificates as described under "Description of the
Certificates-Distributions-                                                   3                  3.401%
Distributions of Prepayment Premiums" in the Prospectus Supplement.           5                  3.729%
No Extensions on any Mortgage Loan                                            10                 4.200%
                                                                              30                 4.668%
----------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          Price/Yield Table - Class XP

---------------------------------------------------------------------------------------------------
Security ID:                  GECMC Series 2005-C1        Initial Balance:            1,656,689,000
Settlement Date:                    02/23/05              Initial Pass-Through Rate:        0.5275%
Accrual Start Date:                 02/01/05
First Pay Date:                     03/10/05
---------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)        Scenario 1  Scenario 2  Scenario 3  Scenario 4  Scenario 5  Scenario 6  Scenario 7  Scenario 8   Scenario 9
-----------------------------------------------------------------------------------------------------------------------------------

During YM                 0.00%       0.00%       0.00%       0.00%        0.00%      0.00%       0.00%       0.00%        0.00%
During Open              100.00%     100.00%     100.00%     100.00%      100.00%    100.00%     100.00%     100.00%      100.00%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Defualt (CDR)           Scenario 1  Scenario 2  Scenario 3  Scenario 4  Scenario 5  Scenario 6  Scenario 7  Scenario 8   Scenario 9
-----------------------------------------------------------------------------------------------------------------------------------

Default Rate              0.00%       1.00%       2.00%       3.00%        4.00%      5.00%       6.00%       7.00%        8.00%
Loss Severity             0.00%       35.00%      35.00%      35.00%      35.00%      35.00%      35.00%      35.00%       35.00%
Lag (months)                0           12          12          12          12          12          12          12           12
Default Starting in Month   0           24          24          24          24          24          24          24           24
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        Scenario 1  Scenario 2  Scenario 3  Scenario 4  Scenario 5  Scenario 6  Scenario 7  Scenario 8   Scenario 9
-----------------------------------------------------------------------------------------------------------------------------------
     2.568160000           5.99        5.99        5.99        5.99        5.99        5.99        5.99        5.99         5.99
     2.583780000           5.77        5.77        5.77        5.77        5.77        5.77        5.77        5.77         5.77
     2.599410000           5.55        5.55        5.55        5.55        5.55        5.55        5.55        5.55         5.55
     2.615030000           5.33        5.33        5.33        5.33        5.33        5.33        5.33        5.33         5.33
     2.630660000           5.11        5.11        5.11        5.11        5.11        5.11        5.11        5.11         5.11
     2.646280000           4.89        4.89        4.89        4.89        4.89        4.89        4.89        4.89         4.89
     2.661910000           4.68        4.68        4.68        4.68        4.68        4.68        4.68        4.68         4.68
     2.677530000           4.47        4.47        4.47        4.47        4.47        4.47        4.47        4.47         4.46
     2.693160000           4.26        4.26        4.26        4.26        4.26        4.26        4.26        4.26         4.25
     2.708790000           4.05        4.05        4.05        4.05        4.05        4.05        4.05        4.05         4.05
     2.724410000           3.84        3.84        3.84        3.84        3.84        3.84        3.84        3.84         3.84
     2.740040000           3.64        3.64        3.64        3.64        3.64        3.64        3.64        3.64         3.64
     2.755660000           3.43        3.43        3.43        3.43        3.43        3.43        3.43        3.43         3.43
     2.771290000           3.23        3.23        3.23        3.23        3.23        3.23        3.23        3.23         3.23
     2.786910000           3.03        3.03        3.03        3.03        3.03        3.03        3.03        3.03         3.03
     2.802540000           2.84        2.84        2.84        2.84        2.84        2.84        2.84        2.84         2.84
     2.818160000           2.64        2.64        2.64        2.64        2.64        2.64        2.64        2.64         2.64
WAL (yrs)                  5.28        5.28        5.28        5.28        5.28        5.28        5.28        5.28         5.28
Mod Dur                    2.74        2.74        2.74        2.74        2.74        2.74        2.74        2.74         2.74
First Prin Pay          2/10/2006   2/10/2006   2/10/2006   2/10/2006    2/10/2006  2/10/2006   2/10/2006   2/10/2006    2/10/2006
Maturity                2/10/2012   2/10/2012   2/10/2012   2/10/2012    2/10/2012  2/10/2012   2/10/2012   2/10/2012    2/10/2012
Yield Spread                50          50          50          50          50          50          50          50           50
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
         Assumptions                                                              Treasury Curve as of
-------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Exercised                                                 Term (Yrs)          Yield (BEY%)
----------------------------                                                 ----------          ------------
Initial Balance is as of Feb 2005                                               1/12                3.261%
Prepay Rates are a Constant % of CPR                                            1/4                 3.261%
100% of All Prepayment Premiums are assumed to be collected                     1/2                 3.261%
Prepayment Premiums are allocated to one or more classes                         2                  3.261%
of the offered certificates as described under "Description of the
Certificates-Distributions-                                                      3                  3.401%
Distributions of Prepayment Premiums" in the Prospectus Supplement.              5                  3.729%
No Extensions on any Mortgage Loan                                               10                 4.200%
                                                                                 30                 4.668%
-------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

GECMC 2005-C1 ---- XP Schedule

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

==============================================================================================================================
                                  Cut-Off           Period 1-6         Period 7-12        Period 13-18       Period 19-24
Class        Rating               Balance          XP Notional         XP Notional        XP Notional         XP Notional
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
A1-A         AAA/ AAA            146,374,000.00     145,642,000.00      145,642,000.00     142,790,000.00      139,575,000.00
------------------------------------------------------------------------------------------------------------------------------
A1           AAA/ AAA             76,758,000.00      65,497,000.00       65,497,000.00      33,306,000.00                   -
------------------------------------------------------------------------------------------------------------------------------
A2           AAA/ AAA            419,364,000.00     419,364,000.00      419,364,000.00     419,364,000.00      416,645,000.00
------------------------------------------------------------------------------------------------------------------------------
A3           AAA/ AAA            155,543,000.00     155,543,000.00      155,543,000.00     155,543,000.00      155,543,000.00
------------------------------------------------------------------------------------------------------------------------------
A-AB         AAA/ AAA             49,587,000.00      49,587,000.00       49,587,000.00      49,587,000.00       49,587,000.00
------------------------------------------------------------------------------------------------------------------------------
A-4          AAA/ AAA             36,998,000.00      36,998,000.00       36,998,000.00      36,998,000.00       36,998,000.00
------------------------------------------------------------------------------------------------------------------------------
A-5          AAA/ AAA            481,049,000.00     481,049,000.00      481,049,000.00     481,049,000.00      481,049,000.00
------------------------------------------------------------------------------------------------------------------------------
AJ           AAA/ AAA            113,095,000.00     113,095,000.00      113,095,000.00     113,095,000.00      113,095,000.00
------------------------------------------------------------------------------------------------------------------------------
B            AA / AA              42,677,000.00      42,677,000.00       42,677,000.00      42,677,000.00       42,677,000.00
------------------------------------------------------------------------------------------------------------------------------
C            AA- / AA-            17,071,000.00      17,071,000.00       17,071,000.00      17,071,000.00       17,071,000.00
------------------------------------------------------------------------------------------------------------------------------
D            A / A                27,740,000.00      27,740,000.00       27,740,000.00      27,740,000.00       27,740,000.00
------------------------------------------------------------------------------------------------------------------------------
E            A- / A-              14,937,000.00      14,937,000.00       14,937,000.00      14,937,000.00       14,937,000.00
------------------------------------------------------------------------------------------------------------------------------
F            BBB+ / BBB+          23,473,000.00      23,473,000.00       23,473,000.00      23,473,000.00       23,473,000.00
------------------------------------------------------------------------------------------------------------------------------
G            BBB / BBB            14,937,000.00      14,937,000.00       14,937,000.00      14,937,000.00       14,937,000.00
------------------------------------------------------------------------------------------------------------------------------
H            BBB- / BBB-          25,606,000.00      25,606,000.00       25,606,000.00      25,606,000.00       25,606,000.00
------------------------------------------------------------------------------------------------------------------------------
J            BB+ / BB+             4,268,000.00       4,268,000.00        4,268,000.00       4,268,000.00        4,268,000.00
------------------------------------------------------------------------------------------------------------------------------
K            BB / BB               8,535,000.00       8,535,000.00        8,535,000.00       8,535,000.00        8,535,000.00
------------------------------------------------------------------------------------------------------------------------------
L            BB- / BB-            10,670,000.00      10,670,000.00       10,670,000.00      10,670,000.00       10,670,000.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total                          1,668,682,000.00   1,656,689,000.00    1,656,689,000.00   1,621,646,000.00    1,582,406,000.00
==============================================================================================================================


==============================================================================================================================
             Period 25-30        Period 31-36        Period 37-42       Period 43-48        Period 49-54      Period 55-60
Class        XP Notional          XP Notional        XP Notional         XP Notional        XP Notional        XP Notional
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
A1-A           136,415,000.00      133,363,000.00     130,009,000.00      126,785,000.00     123,618,000.00     69,154,000.00
------------------------------------------------------------------------------------------------------------------------------
A1                          -                   -                  -                   -                  -                 -
------------------------------------------------------------------------------------------------------------------------------
A2             379,864,000.00      344,408,000.00     309,430,000.00      275,717,000.00     171,714,000.00                 -
------------------------------------------------------------------------------------------------------------------------------
A3             155,543,000.00      155,543,000.00     155,543,000.00      155,543,000.00     155,543,000.00     65,621,000.00
------------------------------------------------------------------------------------------------------------------------------
A-AB            49,587,000.00       49,587,000.00      49,587,000.00       49,587,000.00      49,587,000.00     49,587,000.00
------------------------------------------------------------------------------------------------------------------------------
A-4             36,998,000.00       36,998,000.00      36,998,000.00       36,998,000.00      36,998,000.00     36,998,000.00
------------------------------------------------------------------------------------------------------------------------------
A-5            481,049,000.00      481,049,000.00     481,049,000.00      481,049,000.00     481,049,000.00    481,049,000.00
------------------------------------------------------------------------------------------------------------------------------
AJ             113,095,000.00      113,095,000.00     113,095,000.00      113,095,000.00     113,095,000.00    113,095,000.00
------------------------------------------------------------------------------------------------------------------------------
B               42,677,000.00       42,677,000.00      42,677,000.00       42,677,000.00      42,677,000.00     42,677,000.00
------------------------------------------------------------------------------------------------------------------------------
C               17,071,000.00       17,071,000.00      17,071,000.00       17,071,000.00      17,071,000.00     17,071,000.00
------------------------------------------------------------------------------------------------------------------------------
D               27,740,000.00       27,740,000.00      27,740,000.00       27,740,000.00      27,740,000.00     27,740,000.00
------------------------------------------------------------------------------------------------------------------------------
E               14,937,000.00       14,937,000.00      14,937,000.00       14,937,000.00      14,937,000.00     14,937,000.00
------------------------------------------------------------------------------------------------------------------------------
F               23,473,000.00       23,473,000.00      23,473,000.00       23,473,000.00      15,212,000.00      1,512,000.00
------------------------------------------------------------------------------------------------------------------------------
G               14,937,000.00       14,937,000.00      14,937,000.00        6,288,000.00                  -                 -
------------------------------------------------------------------------------------------------------------------------------
H               25,606,000.00       22,100,000.00       6,446,000.00                   -                  -                 -
------------------------------------------------------------------------------------------------------------------------------
J                4,268,000.00                   -                  -                   -                  -                 -
------------------------------------------------------------------------------------------------------------------------------
K                8,449,000.00                   -                  -                   -                  -                 -
------------------------------------------------------------------------------------------------------------------------------
L                           -                   -                  -                   -                  -                 -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total        1,531,709,000.00    1,476,978,000.00   1,422,992,000.00    1,370,960,000.00   1,249,241,000.00    919,441,000.00
==============================================================================================================================


==================================================================================
             Period 61-66      Period 67-72      Period 73-78      Period 79-84
Class        XP Notional        XP Notional       XP Notional      XP Notional
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
A1-A           67,525,000.00     65,970,000.00     64,435,000.00    62,968,000.00
----------------------------------------------------------------------------------
A1                         -                 -                 -                -
----------------------------------------------------------------------------------
A2                         -                 -                 -                -
----------------------------------------------------------------------------------
A3             25,891,000.00                 -                 -                -
----------------------------------------------------------------------------------
A-AB           42,760,000.00     37,194,000.00     30,236,000.00                -
----------------------------------------------------------------------------------
A-4            36,998,000.00     31,058,000.00                 -                -
----------------------------------------------------------------------------------
A-5           481,049,000.00    481,049,000.00    481,049,000.00   425,216,000.00
----------------------------------------------------------------------------------
AJ            113,095,000.00    113,095,000.00    113,095,000.00   113,095,000.00
----------------------------------------------------------------------------------
B              42,677,000.00     42,677,000.00     42,677,000.00    42,677,000.00
----------------------------------------------------------------------------------
C              17,071,000.00     17,071,000.00     17,071,000.00    17,071,000.00
----------------------------------------------------------------------------------
D              27,740,000.00     25,628,000.00     17,037,000.00     8,809,000.00
----------------------------------------------------------------------------------
E               6,957,000.00                 -                 -                -
----------------------------------------------------------------------------------
F                          -                 -                 -                -
----------------------------------------------------------------------------------
G                          -                 -                 -                -
----------------------------------------------------------------------------------
H                          -                 -                 -                -
----------------------------------------------------------------------------------
J                          -                 -                 -                -
----------------------------------------------------------------------------------
K                          -                 -                 -                -
----------------------------------------------------------------------------------
L                          -                 -                 -                -
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Total         861,763,000.00    813,742,000.00    765,600,000.00   669,836,000.00
==================================================================================

                                                         Strip           0.030%
Payment Date            Period              Rate
   2/10/2005                 0   ------------------
   3/10/2005                 1            5.17490%
   4/10/2005                 2            5.35270%
   5/10/2005                 3            5.17770%
   6/10/2005                 4            5.35270%
   7/10/2005                 5            5.17760%
   8/10/2005                 6            5.35260%
   9/10/2005                 7            5.35260%
  10/10/2005                 8            5.17760%
  11/10/2005                 9            5.35260%
  12/10/2005                10            5.17760%
   1/10/2006                11            5.17890%
   2/10/2006                12            5.17890%
   3/10/2006                13            5.17510%
   4/10/2006                14            5.35250%
   5/10/2006                15            5.17750%
   6/10/2006                16            5.35250%
   7/10/2006                17            5.17750%
   8/10/2006                18            5.35250%
   9/10/2006                19            5.35240%
  10/10/2006                20            5.17740%
  11/10/2006                21            5.35240%
  12/10/2006                22            5.17740%
   1/10/2007                23            5.17870%
   2/10/2007                24            5.17870%
   3/10/2007                25            5.17500%
   4/10/2007                26            5.35230%
   5/10/2007                27            5.17730%
   6/10/2007                28            5.35230%
   7/10/2007                29            5.17730%
   8/10/2007                30            5.35220%
   9/10/2007                31            5.35220%
  10/10/2007                32            5.17720%
  11/10/2007                33            5.35220%
  12/10/2007                34            5.17710%
   1/10/2008                35            5.35210%
   2/10/2008                36            5.17840%
   3/10/2008                37            5.17590%
   4/10/2008                38            5.35200%
   5/10/2008                39            5.17700%
   6/10/2008                40            5.35200%
   7/10/2008                41            5.17700%
   8/10/2008                42            5.35190%
   9/10/2008                43            5.35190%
  10/10/2008                44            5.17690%
  11/10/2008                45            5.35190%
  12/10/2008                46            5.17690%
   1/10/2009                47            5.17820%
   2/10/2009                48            5.17820%
   3/10/2009                49            5.17470%
   4/10/2009                50            5.35180%
   5/10/2009                51            5.17680%
   6/10/2009                52            5.35170%
   7/10/2009                53            5.17680%
   8/10/2009                54            5.35170%
   9/10/2009                55            5.35170%
  10/10/2009                56            5.17670%
  11/10/2009                57            5.35170%
  12/10/2009                58            5.19490%
   1/10/2010                59            5.25610%
   2/10/2010                60            5.36500%
   3/10/2010                61            5.37440%
   4/10/2010                62            5.54170%
   5/10/2010                63            5.36040%
   6/10/2010                64            5.54150%
   7/10/2010                65            5.36020%
   8/10/2010                66            5.54120%
   9/10/2010                67            5.54110%
  10/10/2010                68            5.35980%
  11/10/2010                69            5.54110%
  12/10/2010                70            5.35990%
   1/10/2011                71            5.36300%
   2/10/2011                72            5.36290%
   3/10/2011                73            5.35950%
   4/10/2011                74            5.54240%
   5/10/2011                75            5.36140%
   6/10/2011                76            5.54250%
   7/10/2011                77            5.36120%
   8/10/2011                78            5.54790%
   9/10/2011                79            5.54780%
  10/10/2011                80            5.36630%
  11/10/2011                81            5.54780%
  12/10/2011                82            5.36630%
   1/10/2012                83            5.54750%
   2/10/2012                84            5.42030%
                                 ------------------

GECMC 2005-C1 ---- XP Schedule

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

===============================================================================================================================
                                     Cut-Off           Period 1-6        Period 7-12        Period 13-18       Period 19-24
Class          Rating                Balance          XP Notional        XP Notional        XP Notional        XP Notional
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
A1-A           AAA/ AAA             146,374,000.00     145,642,000.00     145,642,000.00     142,790,000.00     139,575,000.00
-------------------------------------------------------------------------------------------------------------------------------
A1             AAA/ AAA              76,758,000.00      65,497,000.00      65,497,000.00      33,306,000.00                  -
-------------------------------------------------------------------------------------------------------------------------------
A2             AAA/ AAA             419,364,000.00     419,364,000.00     419,364,000.00     419,364,000.00     416,645,000.00
-------------------------------------------------------------------------------------------------------------------------------
A3             AAA/ AAA             155,543,000.00     155,543,000.00     155,543,000.00     155,543,000.00     155,543,000.00
-------------------------------------------------------------------------------------------------------------------------------
A-AB           AAA/ AAA              49,587,000.00      49,587,000.00      49,587,000.00      49,587,000.00      49,587,000.00
-------------------------------------------------------------------------------------------------------------------------------
A-4            AAA/ AAA              36,998,000.00      36,998,000.00      36,998,000.00      36,998,000.00      36,998,000.00
-------------------------------------------------------------------------------------------------------------------------------
A-5            AAA/ AAA             481,049,000.00     481,049,000.00     481,049,000.00     481,049,000.00     481,049,000.00
-------------------------------------------------------------------------------------------------------------------------------
AJ             AAA/ AAA             113,095,000.00     113,095,000.00     113,095,000.00     113,095,000.00     113,095,000.00
-------------------------------------------------------------------------------------------------------------------------------
B              AA / AA               42,677,000.00      42,677,000.00      42,677,000.00      42,677,000.00      42,677,000.00
-------------------------------------------------------------------------------------------------------------------------------
C              AA- / AA-             17,071,000.00      17,071,000.00      17,071,000.00      17,071,000.00      17,071,000.00
-------------------------------------------------------------------------------------------------------------------------------
D              A / A                 27,740,000.00      27,740,000.00      27,740,000.00      27,740,000.00      27,740,000.00
-------------------------------------------------------------------------------------------------------------------------------
E              A- / A-               14,937,000.00      14,937,000.00      14,937,000.00      14,937,000.00      14,937,000.00
-------------------------------------------------------------------------------------------------------------------------------
F              BBB+ / BBB+           23,473,000.00      23,473,000.00      23,473,000.00      23,473,000.00      23,473,000.00
-------------------------------------------------------------------------------------------------------------------------------
G              BBB / BBB             14,937,000.00      14,937,000.00      14,937,000.00      14,937,000.00      14,937,000.00
-------------------------------------------------------------------------------------------------------------------------------
H              BBB- / BBB-           25,606,000.00      25,606,000.00      25,606,000.00      25,606,000.00      25,606,000.00
-------------------------------------------------------------------------------------------------------------------------------
J              BB+ / BB+              4,268,000.00       4,268,000.00       4,268,000.00       4,268,000.00       4,268,000.00
-------------------------------------------------------------------------------------------------------------------------------
K              BB / BB                8,535,000.00       8,535,000.00       8,535,000.00       8,535,000.00       8,535,000.00
-------------------------------------------------------------------------------------------------------------------------------
L              BB- / BB-             10,670,000.00      10,670,000.00      10,670,000.00      10,670,000.00      10,670,000.00
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total                             1,668,682,000.00   1,656,689,000.00   1,656,689,000.00   1,621,646,000.00   1,582,406,000.00
===============================================================================================================================


=============================================================================================================================
               Period 25-30        Period 31-36       Period 37-42       Period 43-48       Period 49-54      Period 55-60
Class          XP Notional         XP Notional        XP Notional        XP Notional        XP Notional       XP Notional
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
A1-A             136,415,000.00     133,363,000.00     130,009,000.00     126,785,000.00     123,618,000.00    69,154,000.00
-----------------------------------------------------------------------------------------------------------------------------
A1                            -                  -                  -                  -                  -                -
-----------------------------------------------------------------------------------------------------------------------------
A2               379,864,000.00     344,408,000.00     309,430,000.00     275,717,000.00     171,714,000.00                -
-----------------------------------------------------------------------------------------------------------------------------
A3               155,543,000.00     155,543,000.00     155,543,000.00     155,543,000.00     155,543,000.00    65,621,000.00
-----------------------------------------------------------------------------------------------------------------------------
A-AB              49,587,000.00      49,587,000.00      49,587,000.00      49,587,000.00      49,587,000.00    49,587,000.00
-----------------------------------------------------------------------------------------------------------------------------
A-4               36,998,000.00      36,998,000.00      36,998,000.00      36,998,000.00      36,998,000.00    36,998,000.00
-----------------------------------------------------------------------------------------------------------------------------
A-5              481,049,000.00     481,049,000.00     481,049,000.00     481,049,000.00     481,049,000.00   481,049,000.00
-----------------------------------------------------------------------------------------------------------------------------
AJ               113,095,000.00     113,095,000.00     113,095,000.00     113,095,000.00     113,095,000.00   113,095,000.00
-----------------------------------------------------------------------------------------------------------------------------
B                 42,677,000.00      42,677,000.00      42,677,000.00      42,677,000.00      42,677,000.00    42,677,000.00
-----------------------------------------------------------------------------------------------------------------------------
C                 17,071,000.00      17,071,000.00      17,071,000.00      17,071,000.00      17,071,000.00    17,071,000.00
-----------------------------------------------------------------------------------------------------------------------------
D                 27,740,000.00      27,740,000.00      27,740,000.00      27,740,000.00      27,740,000.00    27,740,000.00
-----------------------------------------------------------------------------------------------------------------------------
E                 14,937,000.00      14,937,000.00      14,937,000.00      14,937,000.00      14,937,000.00    14,937,000.00
-----------------------------------------------------------------------------------------------------------------------------
F                 23,473,000.00      23,473,000.00      23,473,000.00      23,473,000.00      15,212,000.00     1,512,000.00
-----------------------------------------------------------------------------------------------------------------------------
G                 14,937,000.00      14,937,000.00      14,937,000.00       6,288,000.00                  -                -
-----------------------------------------------------------------------------------------------------------------------------
H                 25,606,000.00      22,100,000.00       6,446,000.00                  -                  -                -
-----------------------------------------------------------------------------------------------------------------------------
J                  4,268,000.00                  -                  -                  -                  -                -
-----------------------------------------------------------------------------------------------------------------------------
K                  8,449,000.00                  -                  -                  -                  -                -
-----------------------------------------------------------------------------------------------------------------------------
L                             -                  -                  -                  -                  -                -
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total          1,531,709,000.00   1,476,978,000.00   1,422,992,000.00   1,370,960,000.00   1,249,241,000.00   919,441,000.00
=============================================================================================================================


===================================================================================
               Period 61-66      Period 67-72     Period 73-78     Period 79-84
Class          XP Notional       XP Notional      XP Notional       XP Notional
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
A1-A             67,525,000.00    65,970,000.00    64,435,000.00     62,968,000.00
-----------------------------------------------------------------------------------
A1                           -                -                -                 -
-----------------------------------------------------------------------------------
A2                           -                -                -                 -
-----------------------------------------------------------------------------------
A3               25,891,000.00                -                -                 -
-----------------------------------------------------------------------------------
A-AB             42,760,000.00    37,194,000.00    30,236,000.00                 -
-----------------------------------------------------------------------------------
A-4              36,998,000.00    31,058,000.00                -                 -
-----------------------------------------------------------------------------------
A-5             481,049,000.00   481,049,000.00   481,049,000.00    425,216,000.00
-----------------------------------------------------------------------------------
AJ              113,095,000.00   113,095,000.00   113,095,000.00    113,095,000.00
-----------------------------------------------------------------------------------
B                42,677,000.00    42,677,000.00    42,677,000.00     42,677,000.00
-----------------------------------------------------------------------------------
C                17,071,000.00    17,071,000.00    17,071,000.00     17,071,000.00
-----------------------------------------------------------------------------------
D                27,740,000.00    25,628,000.00    17,037,000.00      8,809,000.00
-----------------------------------------------------------------------------------
E                 6,957,000.00                -                -                 -
-----------------------------------------------------------------------------------
F                            -                -                -                 -
-----------------------------------------------------------------------------------
G                            -                -                -                 -
-----------------------------------------------------------------------------------
H                            -                -                -                 -
-----------------------------------------------------------------------------------
J                            -                -                -                 -
-----------------------------------------------------------------------------------
K                            -                -                -                 -
-----------------------------------------------------------------------------------
L                            -                -                -                 -
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Total           861,763,000.00   813,742,000.00   765,600,000.00    669,836,000.00
===================================================================================

                                                       Strip            0.030%
Payment Date           Period           Rate
   2/10/2005                0  ------------------
   3/10/2005                1           5.17490%
   4/10/2005                2           5.35270%
   5/10/2005                3           5.17770%
   6/10/2005                4           5.35270%
   7/10/2005                5           5.17760%
   8/10/2005                6           5.35260%
   9/10/2005                7           5.35260%
  10/10/2005                8           5.17760%
  11/10/2005                9           5.35260%
  12/10/2005               10           5.17760%
   1/10/2006               11           5.17890%
   2/10/2006               12           5.17890%
   3/10/2006               13           5.17510%
   4/10/2006               14           5.35250%
   5/10/2006               15           5.17750%
   6/10/2006               16           5.35250%
   7/10/2006               17           5.17750%
   8/10/2006               18           5.35250%
   9/10/2006               19           5.35240%
  10/10/2006               20           5.17740%
  11/10/2006               21           5.35240%
  12/10/2006               22           5.17740%
   1/10/2007               23           5.17870%
   2/10/2007               24           5.17870%
   3/10/2007               25           5.17500%
   4/10/2007               26           5.35230%
   5/10/2007               27           5.17730%
   6/10/2007               28           5.35230%
   7/10/2007               29           5.17730%
   8/10/2007               30           5.35220%
   9/10/2007               31           5.35220%
  10/10/2007               32           5.17720%
  11/10/2007               33           5.35220%
  12/10/2007               34           5.17710%
   1/10/2008               35           5.35210%
   2/10/2008               36           5.17840%
   3/10/2008               37           5.17590%
   4/10/2008               38           5.35200%
   5/10/2008               39           5.17700%
   6/10/2008               40           5.35200%
   7/10/2008               41           5.17700%
   8/10/2008               42           5.35190%
   9/10/2008               43           5.35190%
  10/10/2008               44           5.17690%
  11/10/2008               45           5.35190%
  12/10/2008               46           5.17690%
   1/10/2009               47           5.17820%
   2/10/2009               48           5.17820%
   3/10/2009               49           5.17470%
   4/10/2009               50           5.35180%
   5/10/2009               51           5.17680%
   6/10/2009               52           5.35170%
   7/10/2009               53           5.17680%
   8/10/2009               54           5.35170%
   9/10/2009               55           5.35170%
  10/10/2009               56           5.17670%
  11/10/2009               57           5.35170%
  12/10/2009               58           5.19490%
   1/10/2010               59           5.25610%
   2/10/2010               60           5.36500%
   3/10/2010               61           5.37440%
   4/10/2010               62           5.54170%
   5/10/2010               63           5.36040%
   6/10/2010               64           5.54150%
   7/10/2010               65           5.36020%
   8/10/2010               66           5.54120%
   9/10/2010               67           5.54110%
  10/10/2010               68           5.35980%
  11/10/2010               69           5.54110%
  12/10/2010               70           5.35990%
   1/10/2011               71           5.36300%
   2/10/2011               72           5.36290%
   3/10/2011               73           5.35950%
   4/10/2011               74           5.54240%
   5/10/2011               75           5.36140%
   6/10/2011               76           5.54250%
   7/10/2011               77           5.36120%
   8/10/2011               78           5.54790%
   9/10/2011               79           5.54780%
  10/10/2011               80           5.36630%
  11/10/2011               81           5.54780%
  12/10/2011               82           5.36630%
   1/10/2012               83           5.54750%
   2/10/2012               84           5.42030%
                                -----------------

GE 2005-C1
The sizing Scenario for purposes of sizing the PAC IO is the Following:

1) 6% CDR starting in month 1, 35% loss severity, 12 month lag
2) 100% CPY with 1% Call for the PAC IO


                              Cut-Off            Period 1-6           Period 7-12        Period 13-18      Period 19-24
Class    Rating               Balance          PAC IO Notional      PAC IO Notional     PAC IO Notional   PAC IO Notional
----------------------------------------------------------------------------------------------------------------------------
A1-A     AAA/ Aaa         146,374,000.00       145,642,000.00       145,642,000.00      142,790,000.00     139,575,000.00
A1       AAA/ Aaa          75,842,000.00        64,720,000.00        64,720,000.00       33,132,000.00                  -
A2       AAA/ Aaa         419,280,000.00       419,280,000.00       419,280,000.00      419,280,000.00     417,072,000.00
A3       AAA/ Aaa         155,000,000.00       155,000,000.00       155,000,000.00      155,000,000.00     155,000,000.00
A-AB     AAA/ Aaa          48,230,000.00        48,230,000.00        48,230,000.00       48,230,000.00      48,230,000.00
A-5      AAA/ Aaa          36,781,000.00        36,781,000.00        36,781,000.00       36,781,000.00      36,781,000.00
A-6      AAA/ Aaa         457,852,000.00       457,852,000.00       457,852,000.00      457,852,000.00     457,852,000.00
AJ       AAA/ Aaa         110,916,000.00       110,916,000.00       110,916,000.00      110,916,000.00     110,916,000.00
B        AA / Aa2          41,855,000.00        41,855,000.00        41,855,000.00       41,855,000.00      41,855,000.00
C        AA- / Aa3         16,742,000.00        16,742,000.00        16,742,000.00       16,742,000.00      16,742,000.00
D        A / A2            27,206,000.00        27,206,000.00        27,206,000.00       27,206,000.00      27,206,000.00
E        A- / A3           14,649,000.00        14,649,000.00        14,649,000.00       14,649,000.00      14,649,000.00
F        BBB+ / Baa1       23,020,000.00        23,020,000.00        23,020,000.00       23,020,000.00      23,020,000.00
G        BBB / Baa2        14,649,000.00        14,649,000.00        14,649,000.00       14,649,000.00      14,649,000.00
H        BBB- / Baa3       25,113,000.00        25,113,000.00        25,113,000.00       25,113,000.00      25,113,000.00
J        BB+ / Ba1          4,186,000.00         4,186,000.00         4,186,000.00        4,186,000.00       4,186,000.00
K        BB / Ba2           8,371,000.00         8,371,000.00         8,371,000.00        8,371,000.00       8,371,000.00
L        BB- / Ba3         10,464,000.00        10,464,000.00        10,464,000.00       10,464,000.00      10,464,000.00
----------------------------------------------------------------------------------------------------------------------------
Total                   1,636,530,000.00     1,624,676,000.00     1,624,676,000.00    1,590,236,000.00   1,551,681,000.00
----------------------------------------------------------------------------------------------------------------------------


            Period 25-30         Period 31-36          Period 37-42          Period 43-48          Period 49-54
Class      PAC IO Notional      PAC IO Notional       PAC IO Notional       PAC IO Notional       PAC IO Notional
---------------------------------------------------------------------------------------------------------------------
A1-A       136,415,000.00       133,363,000.00         130,009,000.00       126,785,000.00        123,618,000.00
A1                      -                    -                      -                    -                     -
A2         381,002,000.00       346,234,000.00         311,928,000.00       278,863,000.00        175,496,000.00
A3         155,000,000.00       155,000,000.00         155,000,000.00       155,000,000.00        155,000,000.00
A-AB        48,230,000.00        48,230,000.00          48,230,000.00        48,230,000.00         48,230,000.00
A-5         36,781,000.00        36,781,000.00          36,781,000.00        36,781,000.00         36,781,000.00
A-6        457,852,000.00       457,852,000.00         457,852,000.00       457,852,000.00        457,852,000.00
AJ         110,916,000.00       110,916,000.00         110,916,000.00       110,916,000.00        110,916,000.00
B           41,855,000.00        41,855,000.00          41,855,000.00        41,855,000.00         41,855,000.00
C           16,742,000.00        16,742,000.00          16,742,000.00        16,742,000.00         16,742,000.00
D           27,206,000.00        27,206,000.00          27,206,000.00        27,206,000.00         27,206,000.00
E           14,649,000.00        14,649,000.00          14,649,000.00        14,649,000.00         14,649,000.00
F           23,020,000.00        23,020,000.00          23,020,000.00        23,020,000.00         14,962,000.00
G           14,649,000.00        14,649,000.00          14,649,000.00         6,203,000.00                     -
H           25,113,000.00        21,697,000.00           6,351,000.00                    -                     -
J            4,186,000.00                    -                      -                    -                     -
K            8,302,000.00                    -                      -                    -                     -
L                       -                    -                      -                    -                     -
---------------------------------------------------------------------------------------------------------------------
Total    1,501,918,000.00     1,448,194,000.00       1,395,188,000.00     1,344,102,000.00       1,223,307,000.00
---------------------------------------------------------------------------------------------------------------------


            Period 55-60        Period 61-66         Period 67-72          Period 73-78         Period 79-84
Class      PAC IO Notional     PAC IO Notional      PAC IO Notional       PAC IO Notional      PAC IO Notional
---------------------------------------------------------------------------------------------------------------------
A1-A           69,154,000       67,525,000.00        65,970,000.00         64,435,000.00        62,968,000.00
A1                      -                   -                    -                     -                    -
A2                      -                   -                    -                     -                    -
A3             69,471,000       30,204,000.00                    -                     -                    -
A-AB           48,230,000       41,595,000.00        36,171,000.00         34,429,000.00                    -
A-5            36,781,000       36,781,000.00        35,647,000.00                     -                    -
A-6           457,852,000      457,852,000.00       457,852,000.00        457,852,000.00       406,810,000.00
AJ            110,916,000      110,916,000.00       110,916,000.00        110,916,000.00       110,916,000.00
B              41,855,000       41,855,000.00        41,855,000.00         41,855,000.00        41,855,000.00
C              16,742,000       16,742,000.00        16,742,000.00         16,742,000.00        16,742,000.00
D              27,206,000       27,206,000.00        25,363,000.00         17,023,000.00         9,035,000.00
E              14,649,000        6,967,000.00                    -                     -                    -
F               1,541,000                   -                    -                     -                    -
G                       -                   -                    -                     -                    -
H                       -                   -                    -                     -                    -
J                       -                   -                    -                     -                    -
K                       -                   -                    -                     -                    -
L                       -                   -                    -                     -                    -
---------------------------------------------------------------------------------------------------------------------
Total      894,397,000.00      837,643,000.00       790,516,000.00        743,252,000.00       648,326,000.00
---------------------------------------------------------------------------------------------------------------------

For purpose of deriving the Schedule WAC for the PAC IO, run the the following scenarios:

1) 100% CPY with a 1% Call for the PAC IO and 6% CDR starting in month 1, 35% loss severity, 12 month lag

2)  100% CPR with 1% Call for the PAC IO (after LO)

3)  100% CPY with 1% Call for the PAC IO (after LO/YM/Penalty)

4)  0% CPR with 1 % Call for the PAC IO

                              WAC          WAC          WAC          WAC           PAC       Truncate     0.030%
Payment Date     Period      Scen I      Scen II      Scen III     Scen IV       IO WAC      4 Decimal     Strip         Oscar
------------------------------------------------------------------------------------------------------------------------------------
 10/1/2004         0
 11/1/2004         1        5.19497%     5.19497%     5.19497%     5.19497%     5.19497%     5.19490%     5.16490%     5.164900%
 12/1/2004         2        5.37242%     5.37242%     5.37242%     5.37242%     5.37242%     5.37240%     5.34240%     5.342400%
  1/1/2005         3        5.19774%     5.19774%     5.19774%     5.19774%     5.19774%     5.19770%     5.16770%     5.167700%
  2/1/2005         4        5.37239%     5.37239%     5.37239%     5.37239%     5.37239%     5.37230%     5.34230%     5.342300%
  3/1/2005         5        5.19771%     5.19771%     5.19771%     5.19771%     5.19771%     5.19770%     5.16770%     5.167700%
  4/1/2005         6        5.37235%     5.37235%     5.37235%     5.37235%     5.37235%     5.37230%     5.34230%     5.342300%
  5/1/2005         7        5.37234%     5.37234%     5.37234%     5.37234%     5.37234%     5.37230%     5.34230%     5.342300%
  6/1/2005         8        5.19766%     5.19766%     5.19766%     5.19766%     5.19766%     5.19760%     5.16760%     5.167600%
  7/1/2005         9        5.37230%     5.37230%     5.37230%     5.37230%     5.37230%     5.37220%     5.34220%     5.342200%
  8/1/2005        10        5.19762%     5.19762%     5.19762%     5.19762%     5.19762%     5.19760%     5.16760%     5.167600%
  9/1/2005        11        5.19896%     5.19896%     5.19896%     5.19896%     5.19896%     5.19890%     5.16890%     5.168900%
 10/1/2005        12        5.19895%     5.19894%     5.19894%     5.19894%     5.19894%     5.19890%     5.16890%     5.168900%
 11/1/2005        13        5.19517%     5.19517%     5.19517%     5.19517%     5.19517%     5.19510%     5.16510%     5.165100%
 12/1/2005        14        5.37218%     5.37218%     5.37218%     5.37218%     5.37218%     5.37210%     5.34210%     5.342100%
  1/1/2006        15        5.19750%     5.19750%     5.19750%     5.19750%     5.19750%     5.19750%     5.16750%     5.167500%
  2/1/2006        16        5.37213%     5.37213%     5.37213%     5.37213%     5.37213%     5.37210%     5.34210%     5.342100%
  3/1/2006        17        5.19746%     5.19746%     5.19746%     5.19746%     5.19746%     5.19740%     5.16740%     5.167400%
  4/1/2006        18        5.37208%     5.37209%     5.37209%     5.37209%     5.37208%     5.37200%     5.34200%     5.342000%
  5/1/2006        19        5.37206%     5.37207%     5.37207%     5.37207%     5.37206%     5.37200%     5.34200%     5.342000%
  6/1/2006        20        5.19739%     5.19739%     5.19739%     5.19739%     5.19739%     5.19730%     5.16730%     5.167300%
  7/1/2006        21        5.37201%     5.37202%     5.37202%     5.37202%     5.37201%     5.37200%     5.34200%     5.342000%
  8/1/2006        22        5.19733%     5.19734%     5.19734%     5.19734%     5.19733%     5.19730%     5.16730%     5.167300%
  9/1/2006        23        5.19866%     5.19867%     5.19867%     5.19867%     5.19866%     5.19860%     5.16860%     5.168600%
 10/1/2006        24        5.19864%     5.19865%     5.19863%     5.19865%     5.19863%     5.19860%     5.16860%     5.168600%
 11/1/2006        25        5.19762%     5.19494%     5.19579%     5.19494%     5.19494%     5.19490%     5.16490%     5.164900%
 12/1/2006        26        5.37185%     5.37186%     5.37462%     5.37186%     5.37185%     5.37180%     5.34180%     5.341800%
  1/1/2007        27        5.19718%     5.19720%     5.19988%     5.19720%     5.19718%     5.19710%     5.16710%     5.167100%
  2/1/2007        28        5.37180%     5.37181%     5.37458%     5.37181%     5.37180%     5.37170%     5.34170%     5.341700%
  3/1/2007        29        5.19713%     5.19715%     5.19983%     5.19715%     5.19713%     5.19710%     5.16710%     5.167100%
  4/1/2007        30        5.37174%     5.37176%     5.37453%     5.37176%     5.37174%     5.37170%     5.34170%     5.341700%
  5/1/2007        31        5.37172%     5.37173%     5.37450%     5.37173%     5.37172%     5.37170%     5.34170%     5.341700%
  6/1/2007        32        5.19704%     5.19706%     5.19975%     5.19706%     5.19704%     5.19700%     5.16700%     5.167000%
  7/1/2007        33        5.37164%     5.37166%     5.37443%     5.37166%     5.37164%     5.37160%     5.34160%     5.341600%
  8/1/2007        34        5.19697%     5.19699%     5.19968%     5.19699%     5.19697%     5.19690%     5.16690%     5.166900%
  9/1/2007        35        5.37156%     5.37158%     5.37435%     5.37158%     5.37156%     5.37150%     5.34150%     5.341500%
 10/1/2007        36        5.19824%     5.19827%     5.20095%     5.19827%     5.19824%     5.19820%     5.16820%     5.168200%
 11/1/2007        37        5.19657%     5.19570%     5.19770%     5.19570%     5.19570%     5.19560%     5.16560%     5.165600%
 12/1/2007        38        5.37146%     5.37148%     5.37281%     5.37148%     5.37146%     5.37140%     5.34140%     5.341400%
  1/1/2008        39        5.19680%     5.19683%     5.19812%     5.19683%     5.19680%     5.19680%     5.16680%     5.166800%
  2/1/2008        40        5.37140%     5.37143%     5.37276%     5.37143%     5.37140%     5.37140%     5.34140%     5.341400%
  3/1/2008        41        5.19675%     5.19677%     5.19807%     5.19677%     5.19675%     5.19670%     5.16670%     5.166700%
  4/1/2008        42        5.37134%     5.37137%     5.37271%     5.37137%     5.37134%     5.37130%     5.34130%     5.341300%
  5/1/2008        43        5.37132%     5.37135%     5.37269%     5.37135%     5.37132%     5.37130%     5.34130%     5.341300%
  6/1/2008        44        5.19667%     5.19670%     5.19800%     5.19670%     5.19667%     5.19660%     5.16660%     5.166600%
  7/1/2008        45        5.37126%     5.37129%     5.37263%     5.37129%     5.37126%     5.37120%     5.34120%     5.341200%
  8/1/2008        46        5.19661%     5.19664%     5.19682%     5.19664%     5.19661%     5.19660%     5.16660%     5.166600%
  9/1/2008        47        5.19793%     5.19796%     5.19814%     5.19796%     5.19793%     5.19790%     5.16790%     5.167900%
 10/1/2008        48        5.19790%     5.19794%     5.19812%     5.19794%     5.19790%     5.19790%     5.16790%     5.167900%
 11/1/2008        49        5.19704%     5.19439%     5.19977%     5.19439%     5.19439%     5.19430%     5.16430%     5.164300%
 12/1/2008        50        5.37107%     5.37111%     5.37400%     5.37111%     5.37107%     5.37100%     5.34100%     5.341000%
  1/1/2009        51        5.19642%     5.19646%     5.19929%     5.19646%     5.19642%     5.19640%     5.16640%     5.166400%
  2/1/2009        52        5.37100%     5.37104%     5.37393%     5.37104%     5.37100%     5.37100%     5.34100%     5.341000%
  3/1/2009        53        5.25090%     5.25279%     5.25817%     5.19639%     5.19639%     5.19630%     5.16630%     5.166300%
  4/1/2009        54        5.42758%     5.42923%     5.43474%     5.37097%     5.37097%     5.37090%     5.34090%     5.340900%
  5/1/2009        55        5.48106%     5.48389%     5.49216%     5.37094%     5.37094%     5.37090%     5.34090%     5.340900%
  6/1/2009        56        5.30981%     5.31204%     5.32045%     5.19629%     5.19629%     5.19620%     5.16620%     5.166200%
  7/1/2009        57        5.50961%     5.51174%     5.52147%     5.37086%     5.37086%     5.37080%     5.34080%     5.340800%
  8/1/2009        58        5.37013%     5.37192%     5.38388%     5.21448%     5.21448%     5.21440%     5.18440%     5.184400%
  9/1/2009        59        5.36919%     5.36997%     5.38202%     5.27609%     5.27609%     5.27600%     5.24600%     5.246000%
 10/1/2009        60        5.38562%     5.38586%     5.39843%     5.38586%     5.38562%     5.38560%     5.35560%     5.355600%
 11/1/2009        61        5.39802%     5.39518%     5.41033%     5.42867%     5.39518%     5.39510%     5.36510%     5.365100%
 12/1/2009        62        5.56163%     5.56189%     5.57517%     5.56189%     5.56163%     5.56160%     5.53160%     5.531600%
  1/1/2010        63        5.38067%     5.38093%     5.39381%     5.38093%     5.38067%     5.38060%     5.35060%     5.350600%
  2/1/2010        64        5.56137%     5.56164%     5.57492%     5.56164%     5.56137%     5.56130%     5.53130%     5.531300%
  3/1/2010        65        5.38042%     5.38069%     5.39357%     5.38069%     5.38042%     5.38040%     5.35040%     5.350400%
  4/1/2010        66        5.56111%     5.56140%     5.57467%     5.56140%     5.56111%     5.56110%     5.53110%     5.531100%
  5/1/2010        67        5.56099%     5.56128%     5.57455%     5.56128%     5.56099%     5.56090%     5.53090%     5.530900%
  6/1/2010        68        5.38005%     5.38033%     5.39321%     5.38033%     5.38005%     5.38000%     5.35000%     5.350000%
  7/1/2010        69        5.56278%     5.56311%     5.57679%     5.56102%     5.56102%     5.56100%     5.53100%     5.531000%
  8/1/2010        70        5.38178%     5.38209%     5.39536%     5.38009%     5.38009%     5.38000%     5.35000%     5.350000%
  9/1/2010        71        5.38309%     5.38340%     5.39663%     5.38340%     5.38309%     5.38300%     5.35300%     5.353000%
 10/1/2010        72        5.38296%     5.38328%     5.39651%     5.38328%     5.38296%     5.38290%     5.35290%     5.352900%
 11/1/2010        73        5.38198%     5.37952%     5.39284%     5.37952%     5.37952%     5.37950%     5.34950%     5.349500%
 12/1/2010        74        5.56208%     5.56242%     5.57609%     5.56242%     5.56208%     5.56200%     5.53200%     5.532000%
  1/1/2011        75        5.38692%     5.38692%     5.40082%     5.38142%     5.38142%     5.38140%     5.35140%     5.351400%
  2/1/2011        76        5.56783%     5.56783%     5.58216%     5.56215%     5.56215%     5.56210%     5.53210%     5.532100%
  3/1/2011        77        5.38664%     5.38664%     5.40054%     5.38116%     5.38116%     5.38110%     5.35110%     5.351100%
  4/1/2011        78        5.56754%     5.56754%     5.58186%     5.56754%     5.56754%     5.56750%     5.53750%     5.537500%
  5/1/2011        79        5.56757%     5.56758%     5.58172%     5.56740%     5.56740%     5.56730%     5.53730%     5.537300%
  6/1/2011        80        5.38639%     5.38639%     5.40011%     5.38622%     5.38622%     5.38620%     5.35620%     5.356200%
  7/1/2011        81        5.62241%     5.62335%     5.64278%     5.56727%     5.56727%     5.56720%     5.53720%     5.537200%
  8/1/2011        82        5.43895%     5.43955%     5.45842%     5.38609%     5.38609%     5.38600%     5.35600%     5.356000%
  9/1/2011        83        5.62202%     5.62233%     5.64179%     5.56697%     5.56697%     5.56690%     5.53690%     5.536900%
 10/1/2011        84        5.44088%     5.44088%     5.45972%     5.44088%     5.44088%     5.44080%     5.41080%     5.410800%